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                                                                    EXHIBIT 10.5

                                THIRD AMENDMENT
                                    TO THE
                               NOVA CORPORATION
                      1996 EMPLOYEES STOCK INCENTIVE PLAN


     THIS THIRD AMENDMENT to the NOVA Corporation 1996 Employees Stock Incentive Plan (the "Plan"), made as of the day and year noted below, by NOVA Corporation (the "Company"), to be effective as noted below.

                             W I T N E S S E T H:

     WHEREAS, the Company sponsors and maintains the Plan for the exclusive benefit of its eligible employees and their beneficiaries, and pursuant to
Section 12.1 thereof, the Company has the right to amend the Plan at any time, subject to Section 12.2 of the Plan; and

     WHEREAS, the Company amended the Plan on February 27, 1996 for the purpose of increasing the aggregate number of shares of common stock of the Company which could be granted to, or for which stock options may be granted to, persons participating in the Plan from 600,000 to 2,000,000; and

     WHEREAS, the Company wishes to further amend the Plan at this time for the purpose of increasing the aggregate number of shares of common stock of the Company which may be granted to, or for which stock options may be granted to, persons participating in the Plan from, 2,000,000 to 6,000,000;

     NOW, THEREFORE, the Plan is hereby amended as follows effective as of [date of shareholder approval], 1998:

                                      1.

     Article 4 of the Plan, as amended by that certain Amendment, dated February 27, 1996, is hereby further amended by deleting the phase "2,000,000 shares of Common Stock" and inserting in lieu thereof the phrase "6,000,000 shares of Common Stock."

                                      2.

     All other provisions of the Plan not inconsistent herewith are hereby confirmed and ratified.

     ADOPTED BY THE BOARD OF DIRECTORS ON AUGUST 4, 1998

     APPROVED BY THE SHAREHOLDERS AS OF ____________, 1998